Exhibit 99.2
Westar Energy, Inc.
Third Quarter 2012 Earnings
Released November 8, 2012

Bruce Burns
Director Investor Relations
785-575-8227
bruce.burns@WestarEnergy.com

NOTE:
The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2012 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.
Consolidated Statements of Income
(Unaudited)

	Three Months Ended September 30,
	2012	2011	Change	% Change
	(In Thousands, Except Per Share Amounts)
REVENUES:
Residential	$250,757	$246,756	$4,001	1.6
Commercial	194,032	188,070	5,962	3.2
Industrial	96,656	98,060	(1,404)	(1.4)
Other retail	6,407	(3,304)	9,711	293.9
Total Retail Revenues	547,852	529,582	18,270	3.4
Wholesale	88,784	101,086	(12,302)	(12.2)
Transmission	49,137	39,075	10,062	25.8
Other	9,985	8,409	1,576	18.7
Total Revenues	695,758	678,152	17,606	2.6
OPERATING EXPENSES:
Fuel and purchased power	177,506	199,540	(22,034)	(11.0)
Operating and maintenance	149,001	137,823	11,178	8.1
Depreciation and amortization	65,061	72,202	(7,141)	(9.9)
Selling, general and administrative	54,300	27,499	26,801	97.5
Total Operating Expenses	445,868	437,064	8,804	2.0
INCOME FROM OPERATIONS	249,890	241,088	8,802	3.7
OTHER INCOME (EXPENSE):
Investment earnings	2,729	2,914	(185)	(6.3)
Other income	6,115	3,404	2,711	79.6
Other expense	(6,278)	(5,470)	(808)	(14.8)
Total Other Income	2,566	848	1,718	202.6
Interest expense	45,017	43,844	1,173	2.7
INCOME BEFORE INCOME TAXES	207,439	198,092	9,347	4.7
Income tax expense	66,372	61,700	4,672	7.6
NET INCOME	141,067	136,392	4,675	3.4
Less: Net income attributable to noncontrolling interests	1,786	1,442	344	23.9
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	139,281	134,950	4,331	3.2
Preferred dividends	—	242	(242)	(100.0)
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$139,281	$134,708	$4,573	3.4
Earnings per common share, basic	$1.10	$1.15	$(0.05)	(4.3)
Average equivalent common shares outstanding	126,783	116,807	9,976	8.5
DIVIDENDS DECLARED PER COMMON SHARE	$0.33	$0.32	$0.01	3.1
Effective income tax rate	32.00%	31.15%

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Statements of Income
(Unaudited)

	Nine Months Ended September 30,
	2012	2011	Change	% Change
	(In Thousands, Except Per Share Amounts)
REVENUES:
Residential	$566,069	$556,784	$9,285	1.7
Commercial	493,814	470,452	23,362	5.0
Industrial	278,036	268,501	9,535	3.6
Other retail	1,125	(8,759)	9,884	112.8
Total Retail Revenues	1,339,044	1,286,978	52,066	4.0
Wholesale	228,966	257,195	(28,229)	(11.0)
Transmission	144,480	115,411	29,069	25.2
Other	25,208	25,179	29	0.1
Total Revenues	1,737,698	1,684,763	52,935	3.1
OPERATING EXPENSES:
Fuel and purchased power	452,840	486,697	(33,857)	(7.0)
Operating and maintenance	461,515	412,429	49,086	11.9
Depreciation and amortization	204,640	213,551	(8,911)	(4.2)
Selling, general and administrative	164,346	132,233	32,113	24.3
Total Operating Expenses	1,283,341	1,244,910	38,431	3.1
INCOME FROM OPERATIONS	454,357	439,853	14,504	3.3
OTHER INCOME (EXPENSE):
Investment earnings	6,456	6,255	201	3.2
Other income	27,242	8,210	19,032	231.8
Other expense	(14,246)	(13,951)	(295)	(2.1)
Total Other Income	19,452	514	18,938	nm
Interest expense	131,886	130,681	1,205	0.9
INCOME BEFORE INCOME TAXES	341,923	309,686	32,237	10.4
Income tax expense	107,156	94,812	12,344	13.0
NET INCOME	234,767	214,874	19,893	9.3
Less: Net income attributable to noncontrolling interests	5,228	4,212	1,016	24.1
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	229,539	210,662	18,877	9.0
Preferred dividends	1,616	727	889	122.3
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$227,923	$209,935	$17,988	8.6
Earnings per common share, basic	$1.79	$1.82	$(0.03)	(1.6)
Average equivalent common shares outstanding	126,639	115,209	11,430	9.9
DIVIDENDS DECLARED PER COMMON SHARE	$0.99	$0.96	$0.03	3.1
Effective income tax rate	31.34%	30.62%

nm - not meaningful

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Balance Sheets
(Dollars in Thousands, Except Par Values)
(Unaudited)

	September 30, 2012	December 31, 2011
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$4,379	$3,539
Restricted cash	836	—
Accounts receivable, net of allowance for doubtful accounts of $3,517 and $7,384, respectively	267,218	226,428
Fuel inventory and supplies	249,285	229,118
Energy marketing contracts	3,346	8,180
Taxes receivable	—	5,334
Deferred tax assets	—	394
Prepaid expenses	13,775	13,078
Regulatory assets	116,547	123,818
Other	22,806	23,696
Total Current Assets	678,192	633,585
PROPERTY, PLANT AND EQUIPMENT, NET	6,856,350	6,411,922
PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	324,855	333,494
OTHER ASSETS:
Regulatory assets	889,063	922,272
Nuclear decommissioning trust	148,460	130,270
Other	239,590	251,308
Total Other Assets	1,277,113	1,303,850
TOTAL ASSETS	$9,136,510	$8,682,851
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt of variable interest entities	$26,660	$28,114
Short-term debt	214,756	286,300
Accounts payable	169,306	187,428
Accrued taxes	87,579	52,451
Energy marketing contracts	534	6,353
Accrued interest	71,290	77,437
Regulatory liabilities	40,898	40,857
Other	129,848	148,347
Total Current Liabilities	740,871	827,287
LONG-TERM LIABILITIES:
Long-term debt, net	2,819,118	2,491,109
Long-term debt of variable interest entities, net	242,521	249,283
Deferred income taxes	1,213,816	1,110,463
Unamortized investment tax credits	160,637	164,175
Regulatory liabilities	293,652	230,530
Accrued employee benefits	542,657	592,617
Asset retirement obligations	148,523	142,508
Other	75,950	74,138
Total Long-Term Liabilities	5,496,874	5,054,823
COMMITMENTS AND CONTINGENCIES (See Notes 8 and 9)
EQUITY:
Westar Energy, Inc. Shareholders’ Equity:
Cumulative preferred stock, par value $100 per share; authorized 600,000 shares; issued and outstanding zero shares and 214,363 shares, respective to each date	—	21,436
Common stock, par value $5 per share; authorized 275,000,000 shares; issued and outstanding 126,369,073 shares and 125,698,396 shares, respective to each date	631,845	628,492
Paid-in capital	1,651,802	1,639,503
Retained earnings	603,048	501,216
Total Westar Energy, Inc. Shareholders’ Equity	2,886,695	2,790,647
Noncontrolling Interests	12,070	10,094
Total Equity	2,898,765	2,800,741
TOTAL LIABILITIES AND EQUITY	$9,136,510	$8,682,851

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Statements of Cash Flows
(In Thousands)
(Unaudited)

	Nine Months Ended September 30,
	2012	2011
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$234,767	$214,874
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	204,640	213,551
Amortization of nuclear fuel	16,658	13,411
Amortization of deferred regulatory gain from sale leaseback	(4,121)	(4,121)
Amortization of corporate-owned life insurance	17,062	19,137
Non-cash compensation	5,482	6,834
Net changes in energy marketing assets and liabilities	(133)	956
Net deferred income taxes and credits	106,730	100,130
Stock-based compensation excess tax benefits	(1,628)	(1,186)
Allowance for equity funds used during construction	(9,096)	(4,448)
Gain on sale of non-utility investment	—	(7,246)
Gain on settlement of contractual obligations with former officers	—	(22,039)
Changes in working capital items:
Accounts receivable	(40,740)	(27,269)
Fuel inventory and supplies	(19,634)	(1,837)
Prepaid expenses and other	9,571	(36,459)
Accounts payable	(7,201)	(14,077)
Accrued taxes	40,825	38,291
Other current liabilities	(83,160)	(105,657)
Changes in other assets	(1,061)	(15,291)
Changes in other liabilities	(15,005)	(29,777)
Cash Flows from Operating Activities	453,956	337,777
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(598,426)	(512,675)
Purchase of securities within trusts	(18,684)	(41,118)
Sale of securities within trusts	19,808	39,789
Proceeds from trust	1,527	—
Investment in corporate-owned life insurance	(18,404)	(19,214)
Proceeds from investment in corporate-owned life insurance	16,501	869
Proceeds from federal grant	4,470	7,367
Investment in affiliated company	(6,550)	(1,479)
Investment in non-utility investments	(433)	7,246
Other investing activities	(1,124)	470
Cash Flows used in Investing Activities	(601,315)	(518,745)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	(71,544)	159,770
Proceeds from long-term debt	541,374	—
Retirements of long-term debt	(220,563)	(371)
Retirements of long-term debt of variable interest entities	(7,765)	(29,019)
Repayment of capital leases	(1,984)	(1,645)
Borrowings against cash surrender value of corporate-owned life insurance	64,479	65,853
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(18,369)	(3,108)
Stock-based compensation excess tax benefits	1,628	1,186
Preferred stock redemption	(22,567)	—
Issuance of common stock	5,348	96,508
Distributions to shareholders of noncontrolling interests	(3,252)	(1,916)
Cash dividends paid	(118,586)	(102,625)
Cash Flows from Financing Activities	148,199	184,633
NET INCREASE IN CASH AND CASH EQUIVALENTS	840	3,665
CASH AND CASH EQUIVALENTS:
Beginning of period	3,539	928
End of period	$4,379	$4,593

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.
3rd Quarter 2012 vs. 2011

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2011 earnings attributable to common stock			$134,708		$1.15

		Favorable/(Unfavorable)

	Retail		18,270	A
	Wholesale		(12,302)	B
	Transmission		10,062
	Other revenues		1,576
	Fuel and purchased power		22,034	C
	SPP network transmission costs		(8,629)
	Gross Margin		31,011
	Operating and maintenance w/o SPP NITS		(2,549)	D
	Depreciation and amortization		7,141	E
	Selling, general and administrative		(26,801)	F
	Other income (expense)		1,718	G
	Interest expense		(1,173)
	Income tax expense		(4,672)
	Net income attributable to noncontrolling interests		(344)
	Preferred dividends		242
	Change in shares outstanding	(0.09)

2012 earnings attributable to common stock			$139,281		$1.10

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A	Due to increased average retail prices; MWh sales decreased 3% (see page 7 for changes by customer class)

B	Due primarily to 11% decrease in average prices (see page 7 for changes by customer class)

C	Due to decreased cost of natural gas consumed and reduced MWhs purchased and generated

D
Due principally to increased property tax expense (this is largely offset in revenues through property tax surcharge) -- ($4.0M); decreased amortization of Wolf Creek refuel and maintenance outage cost -- $2.1M

E	Due to reduced depreciation rates to reflect changes in the estimated useful lives of some of our assets

F
Due primarily to reversing accruals as a result of legal settlements in 2011 ($22.0M); higher pension and other employee benefit costs -- ($3.5M); higher transition costs as a result of sustainable cost reduction activities -- ($2.7M)

G	Due primarily to increased equity AFUDC related to construction activity -- $1.3M; additional sales of oil inventory -- $0.8M

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.
YTD September 2012 vs. 2011

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2011 earnings attributable to common stock			$209,935		$1.82

		Favorable/(Unfavorable)

	Retail		52,066	A
	Wholesale		(28,229)	B
	Transmission		29,069
	Other revenues		29
	Fuel and purchased power		33,857	C
	SPP network transmission costs		(25,519)
	Gross Margin		61,273
	Operating and maintenance w/o SPP NITS		(23,567)	D
	Depreciation and amortization		8,911	E
	Selling, general and administrative		(32,113)	F
	Other income (expense)		18,938	G
	Interest expense		(1,205)
	Income tax expense		(12,344)
	Net income attributable to noncontrolling interests		(1,016)
	Preferred dividends		(889)
	Change in shares outstanding	(0.18)

2012 earnings attributable to common stock			$227,923		$1.79

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A	Due to increased average retail prices (see page 8 for changes by customer class)

B	Due primarily to decreased demand; MWh sales decreased 7% (see page 8 for changes by customer class)

C	Due principally to decreased MWhs generated

D
Due principally to higher costs at Wolf Creek -- ($7.9M); increased property tax expense (this is largely offset in revenues through property tax surcharge) -- ($9.3M); increased tree trimming expense -- ($2.7M)

E	Due to reduced depreciation rates to reflect changes in the estimated useful lives of some of our assets

F
Due primarily to reversing accruals as a result of legal settlements in 2011 ($22.0M); higher pension and other employee benefit costs -- ($15.4M); higher transition costs as a result of sustainable cost reduction activities -- ($4.5M); lower legal costs related to arbitration claim in 2011 -- $8.7M

G	Due primarily to COLI proceeds -- $12.7M; increased equity AFUDC related to construction activity -- $4.6M; additional sales of oil inventory -- $1.2M

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Three Months Ended September 30,
	2012	2011	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$250,757	$246,756	$4,001	1.6
Commercial	194,032	188,070	5,962	3.2
Industrial	96,656	98,060	(1,404)	(1.4)
Other retail	3,125	3,094	31	1.0
Provision for rate refunds	3,282	(6,398)	9,680	151.3
Total Retail Revenues	547,852	529,582	18,270	3.4
Tariff-based wholesale	77,332	80,295	(2,963)	(3.7)
Market-based wholesale	11,452	20,791	(9,339)	(44.9)
Transmission	49,137	39,075	10,062	25.8
Other	9,985	8,409	1,576	18.7
Total Revenues	$695,758	$678,152	$17,606	2.6

Electricity Sales	(Thousands of MWh)
Residential	2,270	2,372	(102)	(4.3)
Commercial	2,215	2,232	(17)	(0.8)
Industrial	1,437	1,528	(91)	(6.0)
Other retail	20	21	(1)	(4.8)
Total Retail	5,942	6,153	(211)	(3.4)
Tariff-based wholesale	1,699	1,733	(34)	(2.0)
Market-based wholesale	395	389	6	1.5
Total wholesale	2,094	2,122	(28)	(1.3)
Total Electricity Sales	8,036	8,275	(239)	(2.9)

	(Dollars per MWh)
Total retail	$92.20	$86.07	$6.13	7.1
Tariff-based wholesale	$45.52	$46.33	$(0.81)	(1.7)
Market-based wholesale	$28.99	$53.45	$(24.46)	(45.8)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$160,774	$183,056	$(22,282)	(12.2)
Purchased power	16,436	24,836	(8,400)	(33.8)
Subtotal	177,210	207,892	(30,682)	(14.8)
RECA recovery and other	296	(8,352)	8,648	103.5
Total fuel and purchased power expense	$177,506	$199,540	$(22,034)	(11.0)

Electricity Supply	(Thousands of MWh)
Generated - Gas	1,043	1,281	(238)	(18.6)
Coal	5,671	5,603	68	1.2
Nuclear	1,211	1,179	32	nm
Wind	90	80	10	12.5
Subtotal electricity generated	8,015	8,143	(128)	(1.6)
Purchased	530	683	(153)	(22.4)
Total Electricity Supply	8,545	8,826	(281)	(3.2)

	(Dollars per MWh)
Average cost of fuel used for generation	$20.06	$22.48	$(2.42)	(10.8)
Average cost of purchased power	$31.01	$36.36	$(5.35)	(14.7)
Average cost of fuel and purchased power	$20.74	$23.55	$(2.81)	(11.9)

Degree Days		2011/
	2012	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	1,307	1,431	(124)	(8.7)
Actual compared to 20 year average	1,307	1,124	183	16.3
Heating
Actual compared to last year	32	53	(21)	(39.6)
Actual compared to 20 year average	32	44	(12)	(27.3)
nm - not meaningful

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Nine Months Ended September 30,
	2012	2011	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$566,069	$556,784	$9,285	1.7
Commercial	493,814	470,452	23,362	5.0
Industrial	278,036	268,501	9,535	3.6
Other retail	9,249	9,205	44	0.5
Provision for rate refunds	(8,124)	(17,964)	9,840	54.8
Total Retail Revenues	1,339,044	1,286,978	52,066	4.0
Tariff-based wholesale	198,657	205,142	(6,485)	(3.2)
Market-based wholesale	30,309	52,053	(21,744)	(41.8)
Transmission	144,480	115,411	29,069	25.2
Other	25,208	25,179	29	0.1
Total Revenues	$1,737,698	$1,684,763	$52,935	3.1

Electricity Sales	(Thousands of MWh)
Residential	5,314	5,579	(265)	(4.7)
Commercial	5,841	5,825	16	0.3
Industrial	4,216	4,304	(88)	(2.0)
Other retail	63	66	(3)	(4.5)
Total Retail	15,434	15,774	(340)	(2.2)
Tariff-based wholesale	4,289	4,491	(202)	(4.5)
Market-based wholesale	1,102	1,317	(215)	(16.3)
Total wholesale	5,391	5,808	(417)	(7.2)
Total Electricity Sales	20,825	21,582	(757)	(3.5)

	(Dollars per MWh)
Total retail	$86.76	$81.59	$5.17	6.3
Tariff-based wholesale	$46.32	$45.68	$0.64	1.4
Market-based wholesale	$27.50	$39.52	$(12.02)	(30.4)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$374,153	$437,357	$(63,204)	(14.5)
Purchased power	77,560	73,285	4,275	5.8
Subtotal	451,713	510,642	(58,929)	(11.5)
RECA recovery and other	1,127	(23,945)	25,072	104.7
Total fuel and purchased power expense	$452,840	$486,697	$(33,857)	(7.0)

Electricity Supply	(Thousands of MWh)
Generated - Gas	2,183	2,223	(40)	(1.8)
Coal	13,848	15,986	(2,138)	(13.4)
Nuclear	2,641	2,192	449	20.5
Wind	338	326	12	3.7
Subtotal electricity generated	19,010	20,727	(1,717)	(8.3)
Purchased	3,070	2,116	954	45.1
Total Electricity Supply	22,080	22,843	(763)	(3.3)

	(Dollars per MWh)
Average cost of fuel used for generation	$19.68	$21.10	$(1.42)	(6.7)
Average cost of purchased power	$25.26	$34.63	$(9.37)	(27.1)
Average cost of fuel and purchased power	$20.46	$22.35	$(1.89)	(8.5)

Degree Days		2011/
	2012	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	2,097	2,067	30	1.5
Actual compared to 20 year average	2,097	1,585	512	32.3
Heating
Actual compared to last year	2,038	3,109	(1,071)	(34.4)
Actual compared to 20 year average	2,038	2,869	(831)	(29.0)

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.

Capitalization
		September 30, 2012		December 31, 2011
		(Dollars in Thousands)
Current maturities of long-term debt of VIEs		$26,660		$28,114
Long-term debt, net		2,819,118		2,491,109
Long-term debt of variable interest entities, net		242,521		249,283
Total debt		3,088,299	51.6%	2,768,506	49.7%
Preferred		—	—%	21,436	0.4%
Common equity		2,886,695	48.2%	2,769,211	49.7%
Noncontrolling interests		12,070	0.2%	10,094	0.2%
Total capitalization		$5,987,064	100.0%	$5,569,247	100.0%

GAAP Book value per share		$22.84		$22.03
Period end shares outstanding (in thousands)		126,369		125,698

Outstanding Long-Term Debt

	CUSIP	September 30, 2012		December 31, 2011
Westar Energy:		(Dollars in Thousands)
First Mortgage Bond series:
6.00% Series due July 2014	95709TAA8	$250,000		$250,000
5.15% Series due January 2017	95709TAB6	125,000		125,000
5.95% Series due January 2035	95709TAC4	125,000		125,000
5.10% Series due July 2020	95709TAD2	250,000		250,000
5.875% Series due July 2036	95709TAE0	150,000		150,000
6.10% Series due May 2047	95709T704	—		150,000
8.625% Series due December 2018	95709TAG5	300,000		300,000
4.125% Series due December 2042	95709TAH3	550,000		—
		1,750,000		1,350,000
Pollution control bond series:
Variable series due April 2032 (Wamego)	933623BN9	30,500		30,500
Variable series due April 2032 (St Marys)	792609AF6	45,000		45,000
5.0% Series due February 2033 (Wamego)	933623BQ2	—		57,245
		75,500		132,745
Total Westar Energy		1,825,500		1,482,745

KGE
First mortgage bond series:
6.53% Series due December 2037	485260BJ1	175,000		175,000
6.15% Series due May 2023	485260B@1	50,000		50,000
6.64%Series due May 2038	485260B#9	100,000		100,000
6.70%Series due June 2019	U24448AB5	300,000		300,000
		625,000		625,000
Pollution control bond series:
5.3% Series due June 2031	121825BW2	108,600		108,600
5.3% Series due June 2031	933623BR0	18,900		18,900
4.85% Series due June 2031	121825CB7	50,000		50,000
5.10% Series due March 2023	502828AH9	—		13,318
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940		21,940
Variable rate series due April 2032 (St Marys)	792609AE9	14,500		14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000		10,000
5.6% Series due June 2031	121825CD3	50,000		50,000
6.0% Series due June 2031	121825CE1	50,000		50,000
5.0% Series due June 2031	121825CF8	50,000		50,000
		373,940		387,258
Total KGE		998,940		1,012,258

Total long-term debt		2,824,440		2,495,003
Unamortized debt discount		(5,322)		(3,894)
Long-term debt due within one year		—		—
Total long-term debt, net		$2,819,118		$2,491,109

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.
GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in the costs of fuel and purchased power. Fuel and purchased power costs for wholesale customers are recovered at prevailing market prices or based on a predetermined formula with a price adjustment approved by FERC. As a result, changes in fuel and purchased power costs are offset in revenues with minimal impact on net income. For this reason, Westar management believes that gross margin is useful for understanding and analyzing changes in operating performance from one period to the next. Gross margin is calculated as total revenues, including transmission revenues, less the sum of fuel and purchased power costs and amounts billed by the SPP for network transmission costs (SPP NITS). Accordingly, gross margin reflects transmission revenues and costs on a net basis. However, transmission costs are recorded as operating and maintenance expense on Westar's consolidated statements of income.

The calculations of gross margin and operating and maintenance expense w/o SPP NITS for the three and nine months ended September 30, 2012 and 2011 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin. Operating and maintenance expense is the GAAP financial measure most directly comparable to operating and maintenance expense w/o SPP NITS.

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	Change	2012	2011	Change
	(Dollars in Thousands)
Revenues
Residential	$250,757	$246,756	$4,001	$566,069	$556,784	$9,285
Commercial	194,032	188,070	5,962	493,814	470,452	23,362
Industrial	96,656	98,060	(1,404)	278,036	268,501	9,535
Other retail	6,407	(3,304)	9,711	1,125	(8,759)	9,884
Total Retail Revenues	547,852	529,582	18,270	1,339,044	1,286,978	52,066
Wholesale	88,784	101,086	(12,302)	228,966	257,195	(28,229)
Transmission	49,137	39,075	10,062	144,480	115,411	29,069
Other	9,985	8,409	1,576	25,208	25,179	29
Total Revenues	695,758	678,152	17,606	1,737,698	1,684,763	52,935
Less: Fuel and purchased power expense	177,506	199,540	(22,034)	452,840	486,697	(33,857)
SPP network transmission costs	42,516	33,887	8,629	124,142	98,623	25,519
Gross Margin	$475,736	$444,725	$31,011	$1,160,716	$1,099,443	$61,273

Gross margin	$475,736	$444,725	$31,011	$1,160,716	$1,099,443	$61,273
Add: SPP network transmission costs	42,516	33,887	8,629	124,142	98,623	25,519
Less: Operating and maintenance expense	149,001	137,823	11,178	461,515	412,429	49,086
Depreciation and amortization expense	65,061	72,202	(7,141)	204,640	213,551	(8,911)
Selling, general and administrative expense	54,300	27,499	26,801	164,346	132,233	32,113
Income from operations	$249,890	$241,088	$8,802	$454,357	$439,853	$14,504

Operating and maintenance expense	$149,001	$137,823	$11,178	$461,515	$412,429	$49,086
Less: SPP network transmission costs	42,516	33,887	8,629	124,142	98,623	25,519
Operating and maintenance expense w/o SPP NITS	$106,485	$103,936	$2,549	$337,373	$313,806	$23,567

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2012 should be read in conjunction with this financial information.

2013 Earnings Drivers

Plan to provide 2013 guidance with release of 2012 results in February

Drivers and preliminary assumptions for 2013:

•	No change in business strategy or direction

•	No change in regulatory principles or methods

•	Normal weather

•	Modest price adjustments via annual mechanisms

•	Retail MWh sales increase <1%

•	Combines O&M/SG&A trend about 5%

◦	Combined expense increase <1% excluding tracker and full year effect of rate case items, i.e. pension and tree trimming

•	Fund CapEx program primarily with debt

◦	Issue small amount of equity to settle forward sales already priced

•	File abbreviated rate case for La Cygne by mid April

◦	Expect order late 2013

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2012 should be read in conjunction with this financial information.